UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Your Vote Counts! BRIGHT HORIZONS FAMILY SOLUTIONS INC. 2021 Annual Meeting of Shareholders June 24, 2021 at 8:00 AM ET For holders as of April 26, 2021 Vote by June 23, 2021 11:59 PM ET For shares held in the 401(K) Plan, vote by June 21, 2021 11:59 PM ET BRIGHT HORIZONS FAMILY SOLUTIONS INC. 2 WELLS AVENUE NEWTON, MA 02459 D47998-P56083-Z79870 Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting. You invested in BRIGHT HORIZONS FAMILY SOLUTIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 24, 2021. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Annual Report on Form 10-K, Notice and Proxy Statement online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote prior to the Meeting without entering a control number Attend, Participate and Vote Virtually at the Meeting* June 24, 2021 8:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/BFAM2021 Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote your shares. This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of four Class II directors each for a term of three years: Nominees: 1a. Julie Atkinson For 1b. Jordan Hitch For 1c. Laurel J. Richie For 1d. Mary Ann Tocio For 2. To approve, on an advisory basis, the compensation paid by the Company to its Named Executive Officers. For 3. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation paid by the Company to its Named Executive Officers. 1 Year 4. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021. For NOTE: In their discretion, the proxies will consider and vote on any other business properly brought before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47999-P56083-Z79870